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                                                                    Exhibit 10.8

                    BILL OF SALE, CONVEYANCE AND ASSIGNMENT
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     This Bill of Sale, Conveyance and Assignment (this "Bill of Sale"), dated
January 2, 1998, is between MINING TECHNOLOGIES, INC., a Kentucky corporation, 1500 North Big Run Road, Ashland, Kentucky 41102 ("Purchaser"), and ADDINGTON ENTERPRISES, INC., a Kentucky corporation, 1500 North Big Run Road, Ashland, Kentucky 41102 ("Seller"), and is made and delivered pursuant to, and subject to the terms of, the Asset Purchase Agreement, dated December 18, 1997, between Addington Enterprises, Inc. and Mining Technologies, Inc. (the "Asset Purchase Agreement"), pursuant to which Purchaser acquired certain tangible assets and real property owned by Seller.

     NOW THEREFORE, subject to the terms and conditions of the Asset Purchase Agreement and for the consideration set forth therein, Purchaser and Seller each hereby agree as follows:

     1.   Capitalized Terms; Incorporation by Reference.  All annexes and
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schedules to this Bill of Sale and the terms of the Asset Purchase Agreement, including all Schedules, Exhibits and Annexes thereto, are incorporated herein by reference, and capitalized terms not otherwise defined in this Bill of Sale shall have the meanings given to such terms in the Asset Purchase Agreement.

     2.   Assignment.    For good and valuable consideration given to Seller in
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accordance with and subject to the terms and provisions of the Asset Purchase
Agreement, Seller does hereby sell, convey, transfer, assign and deliver to Purchaser all of its right, title and interest in and to the assets listed on

Annex A (the "Acquired Assets"), to have and to hold unto Purchaser, its
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successors and assigns forever.

     3.   Covenant. Purchaser and Seller covenant and agree that the covenants
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contained herein shall be binding upon their respective successors and assigns.

     4.   Asset Purchase Agreement.  The sale, transfer, conveyance, assignment
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and delivery of the Acquired Assets are made in accordance with and subject to the representations, warranties, covenants and provisions contained in the Asset Purchase Agreement. To the extent that any provision of this Bill of Sale is inconsistent or conflicts with the Asset Purchase Agreement, the provisions of the Asset Purchase Agreement shall control.

     5.   Governing Law. This Bill of Sale shall be governed by, and construed
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and interpreted in accordance with, the laws of the Commonwealth of Kentucky, without regard to its conflict of laws principles. Each party agrees that any action brought in connection with this Bill of Sale against another shall be filed and heard in Fayette County, Kentucky, and each party hereby submits to the jurisdiction of the Circuit Court of Fayette County, Kentucky, and the U.S. District Court for the Eastern District of Kentucky, Lexington Division.
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     6.   Counterparts   This Bill of Sale may be executed in one or more
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counterparts (including by means of telecopied signature pages) and all such counterparts taken together shall constitute one and the same Bill of Sale.

     7.   Severability.  If any provision of this Bill of Sale or its
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application will be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of all other applications of that provision, and of all other provisions and applications hereof, will not in any way be affected or impaired. If any court shall determine that any provision of this Bill of Sale is in any way unenforceable, such provision shall be reduced to whatever extent is necessary to make such provision enforceable.

     8.   Entire Agreement.   All prior negotiations and agreements by and among
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the parties hereto with respect to the subject matter hereof are superseded by this Bill of Sale and the Asset Purchase Agreement (and the Other Agreements), and there are no representations, warranties, understandings or agreements with respect to the subject matter hereof other than those expressly set forth in this Bill of Sale and the Asset Purchase Agreement (and the Other Agreements). No extension, change, modification, addition or termination of this Bill of Sale shall be enforceable unless in writing and signed by the party against whom enforcement is sought.

     9.   Headings.  Section headings are not to be considered part of this Bill
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of Sale, are solely for convenience of reference, and shall not affect the meaning or interpretation of this Bill of Sale or any provision in it.

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Bill of Sale as of the date first above written.

SELLER:                       ADDINGTON ENTERPRISES, INC.,
                              a Kentucky corporation


                              By:  /s/Vic Grubb
                              Name:     Vic Grubb
                              Title:    CFO



PURCHASER:                    MINING TECHNOLOGIES, INC.,
                              a Kentucky corporation


                              By:  /s/Donald P. Brown
                              Name:     Donald P. Brown
                              Title:    President

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                                    ANNEX A
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                                [TO BE COMPLETED]

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